UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 23, 2026
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware		1-9273	75-1285071
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle		80634-9038
Greeley	CO	(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (970) 506-8000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $0.01	PPC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On September 23, 2026, Pilgrim’s Pride Corporation (the “Company”) and Pilgrim’s Europe Finance PLC, a wholly-owned subsidiary of the Company (together with the Company, the “Issuers”), completed a sale of €500 million aggregate principal amount of their 4.750% senior notes due 2034 (the “Notes”).
The Notes were sold in a private offering exempt from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”). The Notes were sold only to “qualified institutional buyers” pursuant to Rule 144A of the Securities Act and to certain persons outside the United States pursuant to Regulation S of the Securities Act.
The Notes were issued pursuant to the Indenture, dated as of September 23, 2026, by and among the Issuers, as co-issuers, and Citibank, N.A., London Branch, as trustee (the “Indenture”).
The Issuers will pay interest on the Notes annually in arrears on January 23 of each year, beginning on January 23, 2027. The Notes will mature on January 23, 2034. The Notes are unsecured senior obligations of the Issuers and rank equally with all of the Issuers’ other unsubordinated indebtedness. The Indenture contains customary covenants and events of default, including failure to pay principal or interest on the Notes when due.
The Issuers intend to use the net proceeds from the offering of the Notes for general corporate purposes, including to fund the consideration in connection with the Company’s recently announced acquisition of Walkers Deli & Sausage Company (the “Walkers Acquisition”) and to pay costs and expenses related thereto.
The foregoing description of the material terms of the Indenture is qualified in its entirety by reference to the Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 above is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of September 23, 2026 among the Company and Pilgrim’s Europe Finance PLC, as co-issuers, Citibank, N.A., London Branch, as trustee.

4.2	Form of 4.750% Note due 2034 (included in Exhibit 4.1).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	September 23, 2026	/s/ Matthew Galvanoni
Matthew Galvanoni
Chief Financial Officer and Chief Accounting Officer